                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

[ X ] Filed by the Registrant
[   ] Filed by a Party other than the Registrant

Check the appropriate box:
[   ] Preliminary Proxy Statement
                                         [   ] Confidential, For Use of
                                               the Commission Only (as permitted
                                               by Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             SEI LIQUID ASSET TRUST
                             -----------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             SEI LIQUID ASSET TRUST
                             -----------------------
                  (NAME OF PERSON(S) FILING PROXY STATEMENT, IF
                           OTHER THAN THE REGISTRANT )

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:

      ------------------------------------------------------------------------
      (2) Aggregated number of securities to which transaction applies:

      ------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      ------------------------------------------------------------------------
      (4) Proposed maximum aggregate value of transaction:

      ------------------------------------------------------------------------
      (5) Total fee paid:

      ------------------------------------------------------------------------
[   ] Fee paid previously preliminary materials:

      ------------------------------------------------------------------------
[   ] Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
      (1) Amount Previously Paid:

      ------------------------------------------------------------------------
      (2) Form, Schedule or Registration Statement No.:

      ------------------------------------------------------------------------
      (3) Filing Party:

      ------------------------------------------------------------------------
      (4) Dated Filed:

      ------------------------------------------------------------------------
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                             SEI LIQUID ASSET TRUST

                           GOVERNMENT SECURITIES FUND

     ----------------------------------------------------------------------

                       IMPORTANT SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------

 This document contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your Fund. The proxy card may be completed by checking the appropriate box and voting for or against the specific proposals relating to your Fund. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Trustees.

 Please spend a few minutes with the proxy statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Fund will not need to conduct additional mailings.

 Please take a few moments to exercise your right to vote. Thank you.

--------------------------------------------------------------------------------

                             SEI LIQUID ASSET TRUST

                           GOVERNMENT SECURITIES FUND

Dear Shareholder,

    A shareholder meeting of the Government Securities Fund (the "Fund") of SEI Liquid Asset Trust has been scheduled for March 10, 2003 (the "Meeting"). The Meeting will be held at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456.

    At the Meeting you will be asked to consider and act on proposals relating to the approval of SIMC as the Fund's investment adviser and the implementation of a "manager of managers" structure for the Fund. Shareholders previously voted on the approval of SIMC as the Fund's investment adviser and the implementation of a "manager of managers" structure at a meeting held on January 9, 2003. The proposal for the approval of SIMC as the Fund's adviser and the implementation of the "manager of managers" structure were made mutually dependent and the failure of one proposal would result in the failure of the other proposal. At the January 2003 meeting, shareholders approved SIMC as the Fund's investment adviser, but did not approve the proposal relating to the implementation of the "manager of managers" structure. Because the approval of SIMC was interdependent on the approval of the "manager of managers" structure, SIMC will not be able to serve as the Fund's investment adviser. In the interim, SIMC will provide investment advisory services under an interim investment advisory agreement in reliance on rules of the Securities and Exchange Commission. However, the interim agreement will terminate on March 16, 2003.

    At the Meeting, shareholders are being asked to reconsider the proposals for the implementation of the "manager of managers" structure and the approval of SIMC as the Fund's investment adviser. The Board of Trustees is recommending the approval of these proposals. However, this time the proposals are independent of one another.

    If you were a shareholder of record as of the close of business on January 27, 2003, you are entitled to vote at the Meeting and any adjournment(s) of the Meeting. While you are, of course, welcome to join us at the Meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE. PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT THE MAXIMUM NUMBER OF SHARES MAY BE VOTED. YOU MAY ALSO VOTE BY TELEPHONE BY CALLING TOLL FREE 1-800-690-6903 OR THROUGH THE INTERNET BY USING WWW.PROXYVOTE.COM AND FOLLOWING THE ONSCREEN DIRECTIONS.

    The attached proxy statement is designed to give you detailed information relating to each of the proposals on which you are asked to vote. We encourage you to support the Trustees' recommendations. The purpose of the Meeting is to consider the proposals set forth below and to transact such business as may be properly brought before the Meeting or any adjournment(s) thereof. The proposals described in the proxy statement relate to the following matters:

    1.  TO APPROVE A "MANAGER OF MANAGERS" STRUCTURE FOR THE FUND.

    2. TO APPROVE SIMC AS THE FUND'S INVESTMENT ADVISER, AND TO APPROVE AN INVESTMENT ADVISORY AGREEMENT WITH SIMC.
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    Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

    Shareholders are entitled to a separate vote under Proposals 1 and 2. However, in order for the Fund to implement the "manager of managers" structure described under Proposal 1, shareholders must approve the "manager of managers" structure under Proposal 1 and the selection of SIMC as investment adviser to the Fund under Proposal 2. If shareholders only approve Proposal 2, SIMC will serve as investment adviser to the Fund, but the Fund will not be able to implement a "manager of managers" structure in reliance on the exemption provided by the U.S. Securities and Exchange Commission, which permits the Fund to hire or replace investment sub-advisers without shareholder vote.

    If shareholders do not approve the "manager of managers" structure, as discussed under Proposal 1, and/or do not approve SIMC as investment adviser and the investment advisory agreement, as discussed under Proposal 2, the Trustees will consider an appropriate course of action. If an additional proposal is put to shareholder vote in connection with the approval of an investment adviser for the Fund, SIMC will bear the costs of an additional meeting and the costs of any solicitation in connection with such meeting.

    Your vote is important. Please do not hesitate to call 1-800-DIAL-SEI if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the SEI Funds.

Sincerely,

/S/ EDWARD D. LOUGHLIN

Edward D. Loughlin

President and Chief Executive Officer

                                IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience we have provided a brief overview of the proposals. The information provided under the "Questions and Answers" section below is qualified in its entirety by reference to the Proxy Statement.

                             QUESTIONS AND ANSWERS

WHY AM I RECEIVING THIS PROXY STATEMENT?

The Board of Trustees is asking you to vote on the following proposals:

    - To approve a "manager of managers" structure for the Government Securities Fund (the "Fund") of SEI Liquid Asset Trust (the "Trust").

    - To approve SEI Investments Management Corporation ("SIMC") as investment adviser for the Fund, and to approve an investment advisory agreement with SIMC.

WHAT IS A "MANAGER OF MANAGERS" STRUCTURE?

The Board of Trustees is proposing the implementation of a "manager of managers" structure for the Fund. Under this structure, the Fund will have SIMC as an investment adviser and SIMC, subject to supervision of the Board of Trustees, will supervise one or more sub-advisers. This structure will allow the Board of Trustees, at the recommendation of SIMC, to appoint additional or replacement sub-advisers to the Fund without shareholder approval.

The Investment Company Act of 1940, as amended (the "1940 Act"), which regulates investment companies, such as the Fund, requires shareholder approval of new investment advisory agreements (including sub-advisory agreements). The U.S. Securities and Exchange Commission, however, has granted the Trust a partial exemption from this requirement to allow the appointment of investment sub-advisers in connection with the proposed "manager of managers" structure, WITHOUT shareholder approval. Before the Fund can rely on this exemption and implement the "manager of managers" structure, the Fund's shareholders must approve the "manager of managers" structure and approve SIMC as the Fund's investment adviser.

Most other funds in the SEI Funds family have implemented the "manager of managers" structure and the Board of Trustees has found that structure to be efficient and effective in managing those funds. Using a "manager of managers" structure will enable the Fund to avoid the considerable expense of holding shareholder meetings to approve new or additional sub-advisers.

WHY AM I BEING ASKED TO VOTE ON SIMC AS THE FUND'S INVESTMENT ADVISER, AND A NEW INVESTMENT ADVISORY AGREEMENT WITH SIMC?

In connection with the implementation of the "manager of managers" structure, the Board of Trustees is also seeking shareholder approval of SIMC as the Fund's investment adviser, and the new investment advisory agreement with SIMC. As mentioned above, the 1940 Act requires shareholder approval of new investment advisory agreements. At a meeting held in September 2002, the Board approved SIMC as a replacement for the Fund's investment adviser. At the meeting, the Board approved SIMC as "interim" investment adviser under an interim advisory agreement that has a maximum term of 150 days. The Proxy Statement requests your approval of an investment advisory agreement with SIMC that is not an "interim" agreement and can be continued from year to year with the approval of the Board of Trustees.
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SIMC has recommended to the Board, and the Board has approved, Banc of America
Capital Management, LLC ("BACAP") to serve as investment sub-adviser to the Fund. BACAP currently serves as sub-adviser to the Fund pursuant to an "interim" sub-advisory agreement with SIMC. As "interim" sub-adviser, BACAP provides the day-to-day investment decisions for the Fund. Information regarding BACAP is contained in the Proxy Statement. If Proposals 1 and 2 are approved, BACAP will serve as sub-adviser in the "manager of managers" structure under a new sub-advisory agreement with SIMC. The appointment of BACAP as sub-adviser does not require shareholder approval. In addition, SIMC will be able to recommend that the Board hire additional sub-advisers or replace BACAP as sub-adviser, and the Board may approve such changes without shareholder approval.

HOW WILL THE IMPLEMENTATION OF THE "MANAGER OF MANAGERS" STRUCTURE AFFECT MY ACCOUNT?

The implementation of the "manager of mangers" structure will not directly change your account. You will remain a shareholder of the Fund just as before and the Fund will contract for advisory services as before. However, with the proposed "manager of managers" structure, the Fund will receive the benefit of SIMC's investment adviser selection, monitoring and allocation services and the Board's flexibility in approving additional or replacement sub-advisers without shareholder approval. The proposed investment advisory agreement between the Trust, on the Fund's behalf, and SIMC is substantially similar to the Trust's previous investment advisory agreement except to the extent it contemplates investment sub-advisers who manage the Fund's assets under the supervision of SIMC.

WILL THE IMPLEMENTATION OF A "MANAGER OF MANAGERS" STRUCTURE AFFECT THE FUND'S EXPENSES?

SIMC is entitled to the same contractual investment advisory fee as the investment advisory fee for the previous adviser. SIMC will be responsible for paying any advisory fees to sub-advisers. As a result, the proposed changes will not result in increased investment advisory fees. In addition, certain Fund service providers have contractually agreed to waive and/or reimburse fees to keep the Fund's total expense ratio at specific levels. The contractual arrangement for waiver and/or reimbursement of fees will continue after the implementation of the fee waivers. Accordingly, the implementation of a "manager of managers" structure will not result in increased Fund fees and expenses to shareholders.

WILL MY VOTE MAKE A DIFFERENCE?

Yes. Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations for shareholder votes. We encourage all shareholders to participate in the governance of their Fund.

HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

After careful consideration, the Trustees of the Fund, including the independent Trustees who comprise a majority of the Fund's Board of Trustees, unanimously recommend that you vote "FOR" the proposals.

WHOM DO I CALL IF I HAVE QUESTIONS?

We will be happy to answer your questions about this proxy solicitation. Please call us at 1-800-DIAL-SEI between 9:00 a.m. and 5:00 p.m., Eastern Standard Time, Monday through Friday.

HOW CAN I VOTE MY SHARES?

You may choose from one of the following options:

    - Through the Internet, by using www.proxyvote.com and following the onscreen instructions.

    -  By telephone, by calling toll free 1-800-690-6903.

    -  By mail, with the enclosed proxy card and return envelope.

    - In person at the shareholder meeting (see details enclosed in the Proxy Statement).

                             SEI LIQUID ASSET TRUST

                               101 FEDERAL STREET
                                BOSTON, MA 02110

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                 MARCH 10, 2003

    Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Government Securities Fund (the "Fund") of SEI Liquid Asset Trust (the "Trust") will be held at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, on March 10, 2003, at 11:00 a.m. (Eastern time).

    At the Meeting, shareholders of the Fund will be asked to consider and act on: (i) a new "manager of managers" structure; and (ii) a new investment advisory agreement. The purpose of the Meeting is to consider the proposals set forth below (the "Proposals") and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are as follows:

    1.  TO APPROVE A "MANAGER OF MANAGERS" STRUCTURE FOR THE FUND.

    2. TO APPROVE SIMC AS THE FUND'S INVESTMENT ADVISER, AND TO APPROVE AN INVESTMENT ADVISORY AGREEMENT WITH SIMC.

    Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

    Proposal 1 asks for shareholder approval of a "manager of managers" structure for the Fund. Under this structure, the Fund will have an investment adviser and one or more sub-advisers. This structure would allow the Trustees to appoint additional and replacement investment sub-advisers for the Fund WITHOUT obtaining shareholder approval of the sub-advisers. Proposal 2 asks for shareholder approval of SIMC as investment adviser and "manager of managers" to the Fund and the approval of an investment advisory agreement between SIMC and the Trust, on behalf of the Fund. To implement the "manager of managers" structure described under Proposal 1, with SIMC serving as the Fund's "manager of managers," shareholders must approve Proposals 1 and 2. If shareholders only approve Proposal 2, SIMC will serve as investment adviser to the Fund, but the Fund will not be able to implement a "manager of managers" structure in reliance on the exemption provided by the U.S. Securities and Exchange Commission, which permits the Fund to hire or replace investment sub-advisers without shareholder vote.

    If shareholders do not approve the "manager of managers" structure, as discussed under Proposal 1, and/or do not approve SIMC as investment adviser and the investment advisory agreement, as discussed under Proposal 2, the Trustees will consider an appropriate course of action.

    All shareholders are invited to attend the Meeting. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed Proxy and return it promptly in the enclosed envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote by telephone or through the Internet.

    Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the Trust's President at One Freedom Valley Drive, Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjourned session(s) thereof.

    Shareholders of record at the close of the business on January 27, 2003 are entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

                       BY ORDER OF THE BOARD OF TRUSTEES

                          TIMOTHY D. BARTO, SECRETARY

February 18, 2003

                             SEI LIQUID ASSET TRUST

                               101 FEDERAL STREET
                                BOSTON, MA 02110

                            ------------------------

                                PROXY STATEMENT

    This proxy statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Trustees of SEI Liquid Asset Trust (the "Trust") for use at the special meeting of shareholders of the Government Securities Fund (the "Fund"), a portfolio of the Trust, to be held on March 10, 2003 at 11:00 a.m. (Eastern time) at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, and at any adjourned session(s) thereof (such meeting and any adjournments thereof are hereinafter referred to as the "Meeting"). Shareholders of record of the Fund at the close of business on January 27, 2003 are entitled to vote at the Meeting ("Shareholders").

    As of January 27, 2003, the net assets and the approximate number of units of beneficial interest ("shares") issued and outstanding for the Fund were $72,640,803.57 and 72,662,126.67, respectively.

    Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting.

    In addition to the solicitation of proxies by mail, the Trustees and officers of the Trust and the officers and employees of SIMC, the Shareholder Servicing Agent for the Trust, and certain third parties hired for such purpose, may solicit proxies in person, by Internet, by telephone or by other means. SIMC will bear the costs of the Meeting and costs of any solicitation in connection with the Meeting. SIMC and the Trust will use Georgeson Shareholder, a third party solicitor, for solicitation of proxies. Georgeson Shareholder may solicit proxies in person, by Internet, by telephone or by other means. SIMC is not expecting to be paying any fees to Georgeson Shareholder in connection with the Meeting. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The proxy card and the Proxy Statement are being mailed to Shareholders on or about February 18, 2003.

    Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the Trust's President at One Freedom Valley Drive, Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                  INTRODUCTION

    Each Trust is organized as a Massachusetts business trust and is not required to hold annual shareholder meetings. The Meeting is being called in order to permit Shareholders to vote on: (i) a new "manager of managers" structure; and (ii) the selection of a new investment adviser. Specifically, Shareholders will be asked to vote on the following proposals (the "Proposals"):

    1.  TO APPROVE A "MANAGER OF MANAGERS" STRUCTURE FOR THE FUND.

    2. TO APPROVE SIMC AS THE FUND'S INVESTMENT ADVISER, AND TO APPROVE AN INVESTMENT ADVISORY AGREEMENT WITH SIMC.

    Shareholders also will be asked to vote on such other business as may properly come before the Meeting. Implementation of these Proposals will not result in increased Fund fees or expenses to Shareholders.

    RELATIONSHIP AMONG PROPOSALS. Shareholders are entitled to separate votes on Proposals 1 and 2. However, in order for the Fund to implement the "manager of managers" structure described under Proposal 1, Shareholders must approve the "manager of managers" structure under Proposal 1 and the selection of SIMC as investment adviser to the Fund under Proposal 2. If Shareholders only approve Proposal 2, SIMC will serve as investment adviser to the Fund, but the Fund will not be able to implement a "manager of managers" structure in reliance on the exemption provided by the U.S. Securities and Exchange Commission (the "SEC"), which permits the Fund to hire or replace investment sub-advisers without shareholder vote.

    If Shareholders do not approve the "manager of managers" structure, as discussed under Proposal 1, and/or do not approve SIMC as investment adviser and the investment advisory agreement, as discussed under Proposal 2, the Trustees will consider an appropriate course of action.

PROPOSAL 1.    TO APPROVE A "MANAGER OF MANAGERS" STRUCTURE FOR THE FUND.

    The Board of Trustees recommends that Shareholders approve a "manager of managers" structure for the Fund, as described below.

    SEC EXEMPTIVE ORDER AND SHAREHOLDER APPROVAL. Proposal 1 seeks Shareholder approval to implement a "manager of managers" structure for the Fund. Under this structure, the Fund will have an investment adviser and one or more sub-advisers. The Board of Trustees will be permitted to approve or terminate investment sub-advisers, based on the recommendation of SIMC as investment adviser, WITHOUT shareholder approval. Normally, shareholders of a mutual fund must approve investment advisory agreements for the mutual fund. To operate a "manager of managers" structure efficiently, however, the Trust has obtained an SEC exemption from the shareholder approval requirements, subject to certain conditions. One condition of the SEC exemption order is that, before the Fund relies on the exemption and implements a "manager of managers" structure, that Fund's shareholders must approve the "manager of managers" structure. Most of the funds in the SEI Funds family have implemented this "manager of managers" structure, and SIMC currently serves as investment adviser and "manager of managers" for those funds.

    DESCRIPTION OF THE PROPOSED "MANAGER OF MANAGERS" STRUCTURE. Under the proposed "manager of managers" structure, the Fund will be operated in a manner that is different from many other mutual funds. Most mutual funds operate under a structure in which a single entity, the fund's adviser, provides investment advisory services to the fund. Typically, the fund pays an advisory fee to the fund's adviser and the adviser, in turn, compensates the adviser's portfolio managers who make specific securities selections for the fund. In contrast, under the "manager of managers" structure, the Fund will pay SIMC an advisory fee and SIMC, in turn, will hire sub-advisers to provide day-to-day investment advisory services to the Fund. Under this structure, shareholders will have the benefit of SIMC's expertise in selecting and monitoring investment sub-advisers. SIMC will continuously monitor the performance of the sub-advisers and may from time to time recommend that the Board of Trustees replace one or more sub-advisers or appoint additional sub-advisers, depending on SIMC's assessment of what combination of sub-advisers it believes would optimize the Fund's chances of achieving its investment objectives. The Board would be able to approve the addition or termination of sub-advisers without shareholder approval.

    Any proposal to add or replace sub-advisers would be reviewed as follows:
(i) SIMC would assess the Fund's needs and, if it believed additional or replacement sub-advisers could benefit the Fund, would systematically search the relevant universe of available investment sub-advisers; (ii) any recommendations made by SIMC would have to be approved by a majority of the Trustees, including a majority of the Trustees who are not parties to the investment sub-advisory agreement or "interested persons," as defined under the 1940 Act, of any party to the investment sub-advisory agreement; and (iii) any selections of additional or replacement sub-advisers would have to comply with conditions contained in the SEC exemption.

    The proposed "manager of managers" structure is intended to afford the Fund increased management flexibility. With the "manager of managers" structure, the Trustees will not be required to call a shareholder meeting each time a new sub-adviser is approved and the Fund will not incur the considerable expense of holding shareholder meetings to approve sub-advisers.

    TRUSTEES' CONSIDERATIONS. In unanimously approving the "manager of managers" structure for the Fund at the September 17, 2002 meeting of the Board of Trustees and in recommending that Shareholders also approve this structure, the Trustees reviewed SIMC's expertise as a "manager of managers," including SIMC's experience in serving as "manager of managers" for other funds in the SEI Funds family. In addition, the Trustees considered the flexibility the Fund will have under a "manager of managers" structure to implement sub-adviser changes, without shareholder approval and without the Fund incurring the considerable costs of obtaining shareholder approval, when the Board determines that such changes are advisable. The Board also reviewed the operation of the Fund under a "manager of managers" structure at a meeting of the Board of Trustees held on January 13, 2003 and again recommended that shareholders vote for the implementation of the "manager of managers" structure.

    THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1.

PROPOSAL 2.    TO APPROVE SIMC AS THE FUND'S INVESTMENT ADVISER, AND TO APPROVE
               AN INVESTMENT ADVISORY AGREEMENT WITH SIMC.

    The Board of Trustees recommends that Shareholders approve SIMC as the investment adviser of the Fund and approve an investment advisory agreement (the "Investment Advisory Agreement") between the Trust and SIMC relating to the Fund (which is attached as Exhibit A to the Proxy Statement). The description of the Investment Advisory Agreement in the Proxy Statement is qualified in its entirety by reference to Exhibit A. The Trustees, including all of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons," as defined under the 1940 Act, of any party to the Investment Advisory Agreement, unanimously approved SIMC as investment adviser for the Fund and the Investment Advisory Agreement with respect to the Fund at a meeting held on September 17, 2002.

    PREVIOUS INVESTMENT ADVISORY ARRANGEMENT. Wellington Management Company, LLP ("Wellington Management") previously served as investment adviser to the Fund pursuant to an investment advisory agreement dated October 30, 1985 (the "Previous Advisory Agreement"). At a meeting of the Board of

Trustees held on September 17, 2002, the Trustees approved the replacement of Wellington Management with SIMC based upon the Board's determination that the selection of SIMC to provide the investment advisory services as described herein will better optimize the Fund's chances of achieving its investment objectives.

    CURRENT ADVISORY ARRANGEMENT. At the September meeting, the Board of Trustees also approved SIMC as the Fund's "interim" investment adviser. SIMC serves as such under "interim" investment advisory agreements with the Trust, on the Fund's behalf. The rules under the 1940 Act allow a board in certain circumstances to approve an interim advisory agreement pending shareholder approval of the new investment adviser. In accordance with these rules, the Trust's interim advisory agreement with SIMC has a maximum term of 150 days. Except for the provisions with respect to the term of the agreements, the provisions of the interim advisory agreement are the same as those of the proposed Investment Advisory Agreement.

    At the September meeting, the Board of Trustees also approved Banc of America Capital Management, LLC ("BACAP") as an "interim" sub-adviser to the Fund. BACAP serves as such pursuant to an "interim" sub-advisory agreement, which has a maximum term of 150 days.

    NEW INVESTMENT ADVISORY AGREEMENT. Other than the identity of the investment adviser and provisions concerning the "manager of managers" structure, there are no material differences between the Investment Advisory Agreement and the Previous Advisory Agreement. For example, the advisory fees are identical, and the standards of care and limitations of liability are the same.

    SIMC'S DUTIES UNDER THE INVESTMENT ADVISORY AGREEMENT. Under the Investment Advisory Agreement, SIMC will serve as investment adviser and "manager of managers" to the Fund. SIMC will provide its proprietary investment adviser selection, monitoring, and asset allocation services to the Fund. Subject to Board approval (but not shareholder approval provided Shareholders approve Proposal 1 in the Proxy Statement), SIMC, in turn, will enter into investment sub-advisory agreements with one or more sub-advisers who will make specific investment decisions with respect to the assets (or a portion of the assets) of the Fund. Under the Investment Advisory Agreement, SIMC will also continuously review and supervise the Fund's investment program. Subject to Board approval, SIMC in the future may provide specific portfolio security advice with respect to all or some portion of the Fund's assets, but SIMC does not currently expect to request such approval.

    SIMC will perform internal due diligence on prospective sub-advisers for the Fund and monitor sub-adviser performance using its proprietary investment adviser selection and monitoring process. SIMC will be responsible for communicating performance targets and evaluations to sub-advisers, supervising each sub-adviser's compliance with the Fund's investment objectives and policies, authorizing sub-advisers to engage in certain investment techniques for the Fund, and recommending to the Board of Trustees whether investment sub-advisory agreements should be renewed, modified or terminated. SIMC also will recommend to the Board of Trustees the addition of new sub-advisers, as it deems appropriate.

    SUB-ADVISORY SERVICES UNDER THE "MANAGER OF MANAGERS" STRUCTURE. At the September meeting, the Board of Trustees approved BACAP as the investment sub-adviser to the Fund, subject to shareholder approval of the "manager of managers" structure described in this Proxy Statement. If Shareholders approve this structure, BACAP will serve as a sub-adviser to the Fund under a sub-advisory agreement between BACAP and SIMC. As the sub-adviser to the Fund, BACAP will be responsible for the day-to-day investment management of all or a discrete portion of the Fund's assets allocated to it by SIMC. BACAP will be authorized to make investment decisions for the Fund and place orders on the Fund's behalf to effect those investment decisions. As the "manager of managers" of the Fund, SIMC will oversee BACAP to ensure compliance with the Fund's investment objectives and guidelines, and will monitor BACAP's adherence to the Fund's investment style. Shortly after BACAP begins acting as sub-adviser under this structure, the Fund will provide shareholders with information about BACAP and its investment advisory agreement with SIMC.

    BACAP has been registered with the SEC as an investment adviser since September 29, 1995. BACAP was established in 1995 as TradeStreet Investment Associates, Inc., changed its name on January 18, 2000 to Banc of America Capital Management, Inc., and on April 5, 2001, it was restructured as a limited liability company. BACAP is a wholly-owned subsidiary of Bank of America, N.A., which, in turn, is an indirect wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware Corporation.

    BACAP provides investment advisory services to institutional portfolios, mutual funds and high-net-worth individuals and is the primary investment management group of Bank of America Corporation. As of December 31, 2002, BACAP managed over $192 billion in assets, approximately $132 billion of which is money market-style assets.

    COMPENSATION. For its services as investment adviser and "manager of managers" of the Fund, the Fund will pay SIMC an annual fee of 0.075% on the first $500 million on average daily net assets and 0.02% on average daily net assets in excess of $500 million, which will be calculated daily and paid monthly. For purposes of calculating the investment advisory fee, the assets of all of the other funds of the Trust will be aggregated. This is the same contractual fee that was paid to the previous adviser. Certain Fund service providers have contractually and voluntarily agreed to waive fees to keep the Fund's total expense ratio at specific levels. SIMC and the other service providers currently expect to waive fees to keep the Fund's total expense ratios at current levels. While SIMC's and the Fund service providers' voluntary fee waivers may be discontinued at any time, SIMC and the Fund service providers have no current intention of discontinuing these voluntary fee waivers.

    SIMC will pay any sub-advisers out of the investment advisory fee it receives. The Fund is not responsible for paying the sub-advisers' advisory fees.

    DURATION AND TERMINATION. Unless terminated earlier, the Investment Advisory Agreement will continue in effect as to the Fund for an initial two year term, and will continue thereafter for periods of one year for so long as such continuance is specifically approved at least annually as required by the 1940 Act.

    The Investment Advisory Agreement will terminate automatically in the event of its assignment. In addition, the Investment Advisory Agreement may be terminated at any time without penalty by the Trustees or by a vote of a majority of the outstanding shares of the Fund on not less than 30 days' nor more than 60 days' written notice to SIMC. In addition, the Investment Advisory Agreement is terminable by SIMC upon 90 days' written notice to the Trust. The duration and termination provisions of the Investment Advisory Agreement are identical to the duration and termination provisions of the Previous Advisory Agreement.

    LIMITATION OF LIABILITY. SIMC will discharge its responsibilities under the Investment Advisory Agreement subject to the general supervision of, and any policies set by, the Board of Trustees. Under the Investment Advisory Agreement, SIMC is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties under the Investment Advisory Agreement (except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard by SIMC of its obligations or duties under the Investment Advisory Agreement, except as may otherwise be provided under provisions of applicable state and Federal law to the extent such provisions cannot be waived or modified by the Investment Advisory Agreement). The limitations of liability provisions of the Investment Advisory Agreement are identical to the limitation of liability provisions of the Previous Advisory Agreement.

    DESCRIPTION OF THE INVESTMENT ADVISER. SIMC is a wholly-owned subsidiary of SEI Investments Company ("SEI"), a financial services company located at Oaks, Pennsylvania 19456. SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. SIMC, and its predecessor, began managing most other funds in the SEI Funds family as a "manager of managers" in 1995, and has significant experience providing advice to investors regarding the selection and evaluation of investment advisers. As of December 31, 2002, SIMC acted in a similar "manager of managers" role with respect to $31.4 billion of client assets.

    Listed below are the names and principal occupations of each director and the principal executive officer of SIMC. The principal business address of each director and the principal executive officer, as it relates to their duties at SIMC, is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

NAME                         TITLE
----                         -----
Alfred P. West, Jr.          Director, Chairman and Chief Executive Officer
Carmen V. Romeo              Director, Executive Vice President
Richard B. Lieb              Director, Executive Vice President

    Listed below are the names of each officer of the Fund who is an officer or employee of SIMC.

NAME                            POSITION WITH FUND                 POSITION WITH SIMC
----                     ---------------------------------  ---------------------------------
Edward D. Loughlin       President & Chief Executive        Executive Vice President
                           Officer
Timothy D. Barto         Vice President & Secretary         Vice President & Assistant
                                                              Secretary
Todd B. Cipperman        Vice President & Assistant         Senior Vice President, General
                           Secretary                          Counsel & Secretary
James R. Foggo           Controller & Chief Financial       Vice President & Secretary
                           Officer
Lydia A. Gavalis         Vice President & Assistant         Vice President & Assistant
                           Secretary                          Secretary
Christine M. McCullough  Vice President & Assistant         Vice President & Assistant
                           Secretary                          Secretary
Sherry Kajdan            Vice President & Assistant         Vice President & Assistant
  Vetterlein               Secretary                          Secretary
Robert S. Ludwig         Vice President & Assistant         Senior Vice President & Chief
                           Secretary                          Investment Officer
William E. Zitelli, Jr.  Vice President & Assistant         Vice President & Assistant
                           Secretary                          Secretary

NAME                            POSITION WITH FUND                 POSITION WITH SIMC
----                     ---------------------------------  ---------------------------------
John C. Munch            Vice President & Assistant         Vice President & Assistant
                           Secretary                          Secretary
John Munera              Vice President & Assistant         Vice President & Assistant
                           Secretary                          Secretary

    OTHER FUNDS WITH SIMILAR INVESTMENT OBJECTIVES. SIMC serves as investment adviser and "manager of managers" to the following funds that have similar investment objectives as the Fund. The investment objectives for the Fund is preserving principal and maintaining liquidity while providing current income. The following table provides comparative information on fees paid to SIMC for managing funds with similar investment objectives as the Funds.

                                    NET ASSETS OF FUND AS OF
NAME OF FUND                           DECEMBER 31, 2002                      ADVISORY FEE
------------                        ------------------------       ----------------------------------
SEI Liquid Asset Trust --                   123,317,334            0.075% on the 1st $500 million of
  Treasury Securities Fund                                           assets and 0.02% on the assets
                                                                     in excess of $500 million*
SEI Liquid Asset Trust --                 1,070,431,815            0.075% on the 1st $500 million of
  Prime Obligation Fund                                              assets and 0.02% on the assets
                                                                     in excess of $500 million*
SEI Daily Income Trust --                 1,286,180,679            0.075% on the 1st $500 million of
  Money Market Fund                                                  assets and 0.02% on the assets
                                                                     in excess of $500 million*
SEI Daily Income Trust --                 5,500,401,243            0.075% on the 1st $500 million of
  Prime Obligation Fund                                              assets and 0.02% on the assets
                                                                     in excess of $500 million*
SEI Daily Income Trust --                   839,475,107            0.075% on the 1st $500 million of
  Government Fund                                                    assets and 0.02% on the assets
                                                                     in excess of $500 million*
SEI Daily Income Trust --                   979,646,689            0.075% on the 1st $500 million of
  Government II Fund                                                 assets and 0.02% on the assets
                                                                     in excess of $500 million*
SEI Daily Income Trust --                   748,876,881            0.075% on the 1st $500 million of
  Treasury Fund                                                      assets and 0.02% on the assets
                                                                     in excess of $500 million*
SEI Daily Income Trust --                   749,253,120            0.075% on the 1st $500 million of
  Treasury II Fund                                                   assets and 0.02% on the assets
                                                                     in excess of $500 million*

------------------------

* Calculated based on the combined assets of the funds of the trust managed by SIMC.

    TRUSTEES' CONSIDERATIONS. At a meeting of the Board of Trustees held on September 17, 2002, the Board of Trustees reviewed SIMC's qualifications to act as the Fund's investment adviser and "manager of managers," placing particular emphasis on: (i) SIMC's proposed role in recommending, monitoring and terminating sub-advisers, subject to Board of Trustee oversight; and
(ii) SIMC's performance as "manager of managers" and investment adviser for other funds in the SEI Funds family. The Trustees received oral information regarding SIMC's key personnel, its experience in selection and evaluation of sub-advisers and research performed by SIMC and others that had led SIMC to recommend a "manager of managers" structure.

    In unanimously approving (and recommending that Shareholders approve) SIMC as the Fund's investment adviser and "manager of managers" and the Investment Advisory Agreement, the Trustees carefully evaluated the experience of SIMC's key personnel in serving as a "manager of managers" for other institutional funds in the SEI Funds family, and the nature and quality of services SIMC is expected to provide to the Fund. The Trustees also considered: (i) the Fund's distinct investment objectives and policies; (ii) that the total compensation payable to SIMC by the Fund under the Investment Advisory Agreement will be at the same rate as the compensation payable under the Previous Advisory Agreement;
(iii) the history, reputation, qualification and background of SIMC, as well as the qualifications of its personnel and its financial condition; (iv) SIMC's performance record; (v) the Fund's performance; (vi) the benefits to the Fund expected to be realized as a result of implementing the proposed "manager of managers" structure for the Fund; and (vii) other factors that the Trustees may have deemed relevant. In addition, the Trustees considered the fees to be paid to SIMC in comparison to those being charged in the relevant segment of the mutual fund business. The Trustees used this information, as well as other information they obtained independently, to help them decide whether to approve SIMC as the Fund's "manager of managers" and investment adviser and the Investment Advisory Agreement.

    THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

             GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

    DISTRIBUTION. SEI Investments Distribution Co., located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI and an affiliate of SIMC, acts as the distributor of the Funds.

    FUND TRANSACTIONS. For fiscal year ended June 30, 2002, the Fund did not pay any brokerage commissions to any affiliated broker.

    ADMINISTRATOR.  SEI Investments Fund Management ("SIFM"), located at
One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the Fund's administrator and is a wholly-owned subsidiary of SIMC. For the fiscal year ended June 30, 2002, the Fund paid $256,115 to SIFM after fee waivers of $16,851 for administration services.

    5% SHAREHOLDERS. As of January 27, 2003, the following persons were the only persons who were record owners or, to the knowledge of the Fund, were beneficial owners of 5% or more of the Fund's outstanding shares. The Fund believes that most of the shares referred to above were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

NAME AND ADDRESS OF SHAREHOLDER        NUMBER OF SHARES OWNED       PERCENTAGE OF FUND'S OUTSTANDING SHARES
-------------------------------        ----------------------       ---------------------------------------
SEI Private Trust Company                   28,747,877.52                           39.56%
FBO 601 Banks
Attn: Eileen Carlucci
One Freedom Valley Drive
Oaks, PA 19456

NAME AND ADDRESS OF SHAREHOLDER        NUMBER OF SHARES OWNED       PERCENTAGE OF FUND'S OUTSTANDING SHARES
-------------------------------        ----------------------       ---------------------------------------
Westwood Trust                              32,228,940.08                           44.35%
Attn: Operations
300 Crescent Court Ste. 1300
Dallas, TX 75201-7871

First Union National Bank Cust FBC            4,804,703.6                            6.61%
(Old FFB Accts.) A/C 9888888881
Attn: Mutual Funds
1525 W WT. Harris Blvd CMG NC 1151
Charlotte, NC 28262-8522

    The Trust's Trustees and officers in the aggregate beneficially own less than one percent (1%) of the Fund's shares.

    ADJOURNMENT. In the event that sufficient votes in favor of a Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods to permit further solicitation of proxies with respect to any such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournments with respect to a Proposal those proxies that they are entitled to vote in favor of such Proposal. They will vote against any such adjournment those proxies required to be voted against any such Proposals. SIMC will bear the costs of any additional solicitation and any adjourned sessions.

    QUORUM AND REQUIRED VOTE. In order to act upon a Proposal, a quorum is required to be present at the Meeting. A majority of the aggregate number of shares in the Fund entitled to vote at the Meeting constitutes a quorum. Any lesser number of shares, however, is sufficient to vote on any adjournment(s).

    Approval of a Proposal with respect to the Fund requires the affirmative vote of a majority of the outstanding shares of the Fund. As defined in the 1940 Act, "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

    Abstentions and "broker non-votes" will not be counted for or against a Proposal, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and will therefore have the effect of counting against the Proposal(s) to which it relates.

    SHAREHOLDER PROPOSALS. The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o SEI Investments Management Corporation, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

    REPORTS TO SHAREHOLDERS. THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND ITS MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT, IF

ANY, UPON REQUEST. Requests should be directed to the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-DIAL-SEI.

    OTHER MATTERS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that Proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                            ------------------------

             SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE
                  ENCLOSED PROXY CARD AND RETURN IT PROMPTLY.

                                                                       EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT
                             SEI LIQUID ASSET TRUST

    AGREEMENT made this ___ day of _______________, 2003, by and between SEI Liquid Asset Trust, a Massachusetts business trust (the "Trust"), and SEI Investments Management Corporation, (the "Adviser").

    WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several portfolios, each having its own investment policies; and

    WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to its portfolios, as listed on attached Schedule A, (each a "Fund" and, collectively, the "Funds"), and the Adviser is willing to render such services:

    NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. DUTIES OF THE ADVISER. The Trust employs the Adviser to manage the investment and reinvestment of the assets, to hire (subject to the approval of the Trust's Board of Trustees and, except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser from the U.S. Securities and Exchange Commission (the "SEC"), or by rule or regulation, a majority of the outstanding voting securities of any affected Fund(s)) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of any Funds of the Trust, and to continuously review, supervise and (where appropriate) administer the investment program of the Funds, to determine in its discretion (where appropriate) the securities to be purchased or sold, to provide the Trust's administrator (the "Administrator") and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

    The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Fund set forth in the Trust's prospectus and statement of additional information, as amended from time to time (referred to collectively as the "Prospectus"), and applicable laws and regulations. The Trust will furnish the Adviser from time to time with copies of all amendments or supplements to the Prospectus, if any.

    The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

2. DELIVERY OF DOCUMENTS. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

    (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

    (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

    (c) Prospectus(es) of the Fund(s).

3.  OTHER COVENANTS. The Adviser agrees that it:

    (a) will comply with all applicable rules and regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with other applicable law;

    (b) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser or an affiliate of the Adviser may exercise investment discretion. The Adviser is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or terms of the overall responsibilities of the Adviser to the Fund. In addition, the Adviser is authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Fund's securities be purchased from or sold to the Adviser, any sub-adviser engaged with respect to that Fund, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, and sub-adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate(s) specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets of the Fund. The fee shall be based on the average daily net assets for the month involved. The Adviser may, in its discretion and from time to time, waive a portion of its fee.

    All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5. EXCESS EXPENSES. If the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale, the Adviser shall bear such excess cost.

    However, the Adviser will not bear expenses of the Trust or any Fund which would result in the Trust's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a waiver of the Adviser's fees provided for hereunder, and such waiver shall be treated as a reduction in the purchase price of the Adviser's services.

6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request. The Adviser further agrees to furnish to the Trust, if applicable, the same such documents and information pertaining to any sub-adviser as the Trust may reasonably request.

7. STATUS OF THE ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust. To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account. It is recognized that in some cases this may adversely affect the price paid or received by the Trust or the size or position obtainable for or disposed by the Trust or any Fund.

8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser (or any sub-adviser) on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

9. LIMITATION OF LIABILITY OF THE ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the

    Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state and Federal law which cannot be waived or modified hereby. (As used in this Section 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise subject to the provisions of applicable law. All such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's Prospectus as required by law. In addition, brokerage transactions for the Funds may be effected through affiliates of the Adviser or any sub-adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

11. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

    This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

    As used in this Section 11, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC.

12. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

13. NOTICE: Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

    To the Adviser at:          SEI Investments Management Corporation
                                1 Freedom Valley Drive
                                Oaks, PA 19456
                                Attn: Legal Department
    To the Trust at:            SEI Liquid Asset Trust
                                c/o SEI Investments
                                1 Freedom Valley Drive
                                Oaks, PA 19456
                                Attn: Legal Department

14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

    A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

    No Fund of the Trust shall be liable for the obligations of any other Fund of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Fund for payment of fees for services rendered to that Fund.

    Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

SEI LIQUID ASSET TRUST                                SEI INVESTMENTS MANAGEMENT CORPORATION

By:      -----------------------------------          By:      -----------------------------------

Attest:  -----------------------------------          Attest:  -----------------------------------

                                   SCHEDULE A
                      TO THE INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                             SEI LIQUID ASSET TRUST
                                      AND
                     SEI INVESTMENTS MANAGEMENT CORPORATION

Money Market Fund
Prime Obligation Fund
Treasury Securities Fund
Government Securities Fund
Institutional Cash Fund

                                   SCHEDULE B
                      TO THE INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                             SEI LIQUID ASSET TRUST
                                      AND
                     SEI INVESTMENTS MANAGEMENT CORPORATION
                         AS OF __________________, 2003

    Pursuant to Article 4, the Trust shall pay the Adviser compensation at an annual rate as follows:

0.075% on the first $500 million of assets and 0.02% on the assets in excess of $500 million. The fee will be calculated based on the combined assets of the Funds managed by the Adviser.

Funds:
------
Money Market Fund
Prime Obligation Fund
Treasury Securities Fund
Government Securities Fund
Institutional Cash Fund

Agreed and Accepted:

SEI LIQUID ASSET TRUST                                SEI INVESTMENTS MANAGEMENT CORPORATION

By:      -----------------------------------          By:      -----------------------------------

Attest:  -----------------------------------          Attest:  -----------------------------------

SEI LIQUID ASSET TRUST
530 EAST SWEDESFORD ROAD
WAYNE, PA 19087

                      TO VOTE BY TELEPHONE

                      1) Read the Proxy Statement and have the proxy card below at hand.
                      2)   Call 1-800-690-6903.
                      3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

                      TO VOTE BY INTERNET

                      1) Read the Proxy Statement and have the proxy card below at hand.
                      2)   Go to the Website www.proxyvote.com.
                      3) Enter the 12-digit control number set forth on the proxy card and follow the simple instructions.

                      TO VOTE BY MAIL

                      1)   Read the Proxy Statement.
                      2) Check the appropriate boxes on the proxy card below.
                      3)   Sign and date the proxy card.
                      4)   Return the proxy card in the envelope
                           provided.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
--------------------------------------------------------------------------------

Government Securities Fund

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS:

Vote On Proposals

PROPOSAL 1.           To approve a "manager of managers" structure for the Fund.

                      ____For   ____Against    ____Abstain

PROPOSAL 2.           To approve SIMC as the Fund's investment adviser,
                      and to approve an investment advisory agreement with SIMC.

                      ____For   ____Against    ____Abstain

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

YOU MAY ALSO VOTE THROUGH THE INTERNET BY USING WWW.PROXYVOTE.COM AND FOLLOWING THE ONSCREEN INSTRUCTIONS OR BY TELEPHONE BY CALLING TOLL FREE 1-800-690-6903.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

                                      _________________________________________
                                      Signature (PLEASE SIGN WITHIN BOX) - DATE

                                      _________________________________________
                                      Signature (Joint owners) - DATE

      SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY
                            AND RETURN IT PROMPTLY.

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 10, 2003

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Timothy D. Barto and Jacqueline Bardyn as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Government Securities Fund (the "Fund") of SEI Liquid Asset Trust (the "Trust") to be held in the offices of SEI Investments Management Corporation, Oaks, Pennsylvania 19456, on March 10, 2003, at 11:00 a.m. (Eastern time), and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Fund that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth on the reverse side.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.